UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8659 Research Drive

Irvine, CA 92618

(Address of Principal Executive Offices) (Zip Code)

(949) 453-6800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, Multi-Fineline Electronix, Inc. (the “Company”) appointed Mr. Thomas Lee as Executive Vice President, Business Development and Mr. Lance Jin as Executive Vice President and Managing Director of China Operations. Immediately prior to such date, Mr. Lee served as the Company’s Executive Vice President of Global Operations and Mr. Jin served as the Company’s Executive Vice President of Business Development. The Company expects the transition from the old to new roles to be complete by July 1, 2014. Mr. Jin and Mr. Lee each held their respective new positions with the Company in the past.

No changes were made to either Mr. Jin or Mr. Lee’s compensation in connection with the change in roles.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Multi-Fineline Electronix, Inc.,
a Delaware corporation

Date: June 17, 2014	By:	/s/ Reza Meshgin
Reza Meshgin
President and Chief Executive Officer